SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K/A
                                  AMENDMENT NO. 1


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                  August 5, 1998
                               -------------------
                Date of Report (Date of earliest event reported)



                               INNOVUS CORPORATION
                               -------------------
             (Exact name of Registrant as specified in its charter)



           Delaware                   0-26790                 87-0461856
           --------                   -------                 ----------
       (State or other       (Commission File Number)        (IRS Employer
       jurisdiction of                                      Identification
        Incorporation)                                           No.)



                               4600 Campus Drive
                            Newport Beach, CA  92660
                            ------------------------
                    (Address of principal executive offices)
                                   (Zip Code)



                                 (949) 833-1220
                                 --------------
              (Registrant's telephone number, including area code)




                                 Not applicable
                                ----------------
             (Former name or address, if changed since last report.)

Item 2.  Acquisitions or Dispositions of Assets

     On August 20, 1998, the Registrant filed a current report on Form 8-K reporting under Item 2 the exchange by stock holders, option holders and note holders of Intermark Corporation, a California corporation, with the Registrant for shares of its Common Stock, par value $.001, Series H Preferred Stock, par value $.001, and options to purchase Series H Preferred Stock. This Form 8-K/A amends that report by providing financial information called for by Item 7.

Item 7.  Financial Statements and Exhibits

     (a)  Financial statements of business acquired.

     See Exhibit Index, Exhibit 99.1.

     (b) Pro forma financial information.

     See Exhibit Index, Exhibit 99.1.

     (c) Exhibits. The following exhibits are incorporated herein by this reference:

     Exhibit No.             Description of Exhibit
     -----------             ----------------------
         2.1*                Agreement and Plan of Share Exchange dated as of
                             May 8, 1998 among the Registrant; Intermark
                             Corporation, a California corporation; and the
                             Exchanging Securityholders of Intermark
                             Corporation.  Omitted from this Form 8-K filing
                             are the following schedules or attachments to
                             the agreement identified immediately above:
                              (A) Form of Certificate of Designation of
                                  Series H Convertible Preferred Stock;
                              (B) Intermark Corporation Financial Statements
                                  (Unaudited) for its 1997 Fiscal Year;
                              (C) Confidentiality  Agreement  dated  March  1998
                                  between   the    Registrant    and   Intermark
                                  Corporation;
                              (D) Disclosure Schedule of Intermark
                                  Corporation;
                              (E) Disclosure Schedule of the Registrant.

         2.2** First Amendment, dated as of June 17, 1998, of Agreement and Plan of Share Exchange dated as of May 8, 1998 among the Registrant; Intermark Corporation, a California corporation; and the Exchanging Securityholders of Intermark Corporation

         2.3** Second Amendment, dated as of July 30, 1998, of Agreement and Plan of Share Exchange dated as of May 8, 1998 among the Registrant; Intermark Corporation, a California corporation; and the Exchanging Securityholders of Intermark Corporation

         4.10**              Certificate of Designation - Series H Preferred
                             Stock

         99.1***             INNOVUS CORPORATION AND SUBSIDIARIES
                             INDEX TO FINANCIAL STATEMENTS
                                                                          Page

         Unaudited Pro Forma Condensed Consolidated Financial Statements F-2 Unaudited Condensed Pro Forma Consolidated Balance Sheet
          - June 30, 1998                                                 F-3
         Unaudited Condensed Pro Forma Consolidated Statements of
          Operations for the Year Ended December 31, 1997 and for
          the Six Months Ended June 30, 1998                              F-4
         Notes to Pro Forma Financial Statements                          F-5

         Intermark Corporation
          Report of Independent Certified Public Accountants              F-6
          Balance Sheet - September 30, 1997                              F-7
          Statement of Income and Retained Earnings                       F-8
          Statement of Cash Flows                                         F-9
          Notes to Financial Statements                                   F-10


          Condensed Balance Sheet - June 30, 1998 (Unaudited)             F-15
          Condensed Statements of Operations for the Three and Six
             Months Ended June 30, 1998(Unaudited)                        F-16
          Statements of Cash Flows for the Six Months Ending June
             30, 1998 and 1997 (Unaudited)                                F-17

----------------
* Incorporated by reference to Exhibit 2.1 to the Form 8-K filed May 12, 1998 by the Registrant with the Securities and Exchange Commission.

** Incorporated by reference to the same-numbered exhibit to the Form 8-K filed August 20, 1998 by the Registrant with the Securities and Exchange Commission.

*** Filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 INNOVUS CORPORATION



Date:  September 19, 1998.                       By  /s/ Tom Hemingway
                                                ----------------------------
                                                Tom Hemingway,
                                                Chief Executive Officer

                                EXHIBIT INDEX
                                -------------

     Exhibit No.             Description of Exhibit
     -----------             ----------------------

     Exhibit No.             Description of Exhibit
     -----------             ----------------------
         2.1*                Agreement and Plan of Share Exchange dated as of
                             May 8, 1998 among the Registrant; Intermark
                             Corporation, a California corporation; and the
                             Exchanging Securityholders of Intermark
                             Corporation.  Omitted from this Form 8-K filing
                             are the following schedules or attachments to
                             the agreement identified immediately above:
                              (A)  Form of Certificate of Designation of
                                   Series H Convertible Preferred Stock;
                              (B)  Intermark Corporation Financial Statements
                                  (Unaudited) for its 1997 Fiscal Year;
                              (C) Confidentiality  Agreement  dated  March  1998
                                  between   the    Registrant    and   Intermark
                                  Corporation;
                              (D) Disclosure Schedule of Intermark
                                  Corporation;
                              (E) Disclosure Schedule of the Registrant.

         2.2** First Amendment, dated as of June 17, 1998, of Agreement and Plan of Share Exchange dated as of May 8, 1998 among the Registrant; Intermark Corporation, a California corporation; and the Exchanging Securityholders of Intermark Corporation

         2.3** Second Amendment, dated as of July 30, 1998, of Agreement and Plan of Share Exchange dated as of May 8, 1998 among the Registrant; Intermark Corporation, a California corporation; and the Exchanging Securityholders of Intermark Corporation

         4.10**              Certificate of Designation - Series H Preferred
                             Stock

         99.1***             INNOVUS CORPORATION AND SUBSIDIARIES
                             INDEX TO FINANCIAL STATEMENTS
                                                                          Page

         Unaudited Pro Forma Condensed Consolidated Financial Statements F-2 Unaudited Condensed Pro Forma Consolidated Balance Sheet
          - June 30, 1998                                                 F-3
         Unaudited Condensed Pro Forma Consolidated Statements of
          Operations for the Year Ended December 31, 1997 and for
          the Six Months Ended June 30, 1998                              F-4
         Notes to Pro Forma Financial Statements                          F-5

         Intermark Corporation
          Report of Independent Certified Public Accountants              F-6
          Balance Sheet - September 30, 1997                              F-7
          Statement of Income and Retained Earnings                       F-8
          Statement of Cash Flows                                         F-9
          Notes to Financial Statements                                   F-10

          Condensed Balance Sheet - June 30, 1998 (Unaudited)             F-15
          Condensed Statements of Operations for the Three and Six
             Months Ended June 30, 1998(Unaudited)                        F-16
          Statements of Cash Flows for the Six Months Ending June
           30, 1998 and 1997 (Unaudited)                                  F-17
----------------
* Incorporated by reference to Exhibit 2.1 to the Form 8-K filed May 12, 1998 by the Registrant with the Securities and Exchange Commission.

** Incorporated by reference to the same-numbered exhibit to the Form 8-K filed August 20, 1998 by the Registrant with the Securities and Exchange Commission.

*** Filed herewith.